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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 2, 1998

                     HIGHWOODS/FORSYTH LIMITED PARTNERSHIP

             (Exact name of registrant as specified in its charter)

                                 NORTH CAROLINA
                            (State of Organization)

                          333-3890-01                                                      56-1869557

                   (Commission File Number)                                     (IRS Employer Identification No.)

                3100 SMOKETREE COURT, SUITE 600                                               27604
                    RALEIGH, NORTH CAROLINA
                                                                                           (Zip Code)

           (Address of principal executive offices)

                                 (919) 872-4924

              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

     The purpose of this filing is to set forth certain exhibits in connection with the issuance by Highwoods/Forsyth Limited Partnership on February 2, 1998 of $125 million of 6.835% MandatOry Par Put Remarketed Securities(sm) ("MOPPRS(sm)") due February 1, 2013 and $100 million of 7-1/8% notes due February 1, 2008.

ITEM 7. EXHIBITS

     Following is a list of the exhibits filed as a part of this report:

4.1     Form of Notes due February 1, 2008

4.2     Form of MOPPRS(sm) due February 1, 2013

4.3 Form of Remarketing Agreement among the Registrant, Highwoods Properties, Inc. and Merrill Lynch, Pierce, Fenner & Smith

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         HIGHWOODS/FORSYTH LIMITED PARTNERSHIP

                                         By: HIGHWOODS PROPERTIES, INC., ITS
                                             GENERAL PARTNER

                                           /S/ _________CARMAN J. LIUZZO________
                                                      CARMAN J. LIUZZO
                                             VICE PRESIDENT AND CHIEF FINANCIAL
                                                          OFFICER

Date: February 2, 1998

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